EXHIBIT 99

PricewaterhouseCoopers

                                               PricewaterhouseCoopers LLP
                                               200 South Biscayne Boulevard
                                               Suite 1900
                                               Miami, FL 33131
                                               Telephone (305) 375 7400
                                               Facsimile (305) 375-6221

Mr. Ezra Cohen
President and Chief Executive Officer
Ezcony Interamerica, Inc.
7620 NW 26th Street
Unit 5
Miami, Florida 33122


December 2, 1998

Dear Mr. Cohen:

This is to confirm that the client-auditor relationship between Ezcony Interamerica, Inc. (Commission File No. 0-20406) and PricewaterhouseCoopers LLP has ceased.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

Cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 11-3
         450 Fifth Street, N.W.
         Washington, D.C. 10549